KOBRICK CAPITAL FUND
                          KOBRICK EMERGING GROWTH FUND
                              KOBRICK GROWTH FUND


    Supplement dated May 15, 2001 to the Prospectus for Classes A, B and C, Prospectus for Classes A and Y and Statement of Additional Information, each dated February 1, 2001

THE FOLLOWING REVISIONS ARE EFFECTIVE ON MAY 1, 2001

     The name "CDC IXIS Asset Management Distributors, L.P." replaces all references to "CDC IXIS Distributors, L.P." located in the section entitled "Meet the Funds' Investment Adviser" and the back cover of the prospectuses and throughout the statement of additional information. "CDC Kobrick Investment Trust" is the new name for, and replaces any reference to, "Nvest Kobrick Investment Trust" in the statement of additional information.

     Frederick R. Kobrick replaces Michael E. Nance as portfolio manager for Kobrick Growth Fund. Mr. Kobrick served as the portfolio manager for the Kobrick Growth from its inception on September 1, 1998 to June 30, 1999. Additional information about Mr. Kobrick's experience is provided in the section entitled "Meet the Funds' Portfolio Managers" in the prospectuses.